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      Supplement dated May 10, 1999 to the PROSPECTUS dated May 3, 1999 of
                            BURNHAM INVESTORS TRUST
                        Burnham Financial Services Fund

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For prospective shareholders of Burnham Financial Services Fund only:

     Shares of Burnham Financial Services Fund are not available for purchase at this time. For more information about the Fund, please contact Burnham Securities, Inc., the Fund's distributor, at 1-800-874-FUND.